Related-party transactions	12 Months Ended
Dec. 31, 2019
Related party transactions [abstract]
Related-party transactions
40 Related-party transactions
Information about material related-party transactions of the Rio Tinto Group is set out below.
Subsidiary companies and joint operations
Details of investments in principal subsidiary companies are disclosed in note 33. Information relating to joint operations can be found in note 34.
Equity accounted units
Transactions and balances with equity accounted units are summarised below. Purchases, trade and other receivables, and trade and other payables relate largely to amounts charged by equity accounted units for toll processing of alumina and purchasing of bauxite and aluminium. Sales relate largely to sales of alumina to equity accounted units for smelting into aluminium.

	Note	2019 US$m	2018 US$m	2017 US$m
Income statement items
Purchases from equity accounted units		(1,155)	(1,209)	(993)
Sales to equity accounted units		268	493	210

Cash flow statement items
Dividends from equity accounted units		669	800	817
Net funding of equity accounted units		(33)	(9)	(3)

Balance sheet items
Investments in equity accounted units (a)	15	3,971	4,299	4,486
Loans to equity accounted units	20	39	38	39
Loans from equity accounted units	22	—	—	(31)
Trade and other receivables: amounts due from equity accounted units(b)	18	259	278	299
Trade and other payables: amounts due to equity accounted units	25	(271)	(223)	(175)

(a)	Investments in equity accounted units include quasi equity loans. Further information about investments in equity accounted units is set out in notes 35 and 36.

(b)	This includes prepayments of tolling charges.

Pension funds
Information relating to pension fund arrangements is set out in note 44.
Directors and key management
Details of directors’ and key management’s remuneration are set out in note 38 and in the Remuneration report on pages 110 to 138.